UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2021
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Uranium Energy Corp. (the “Company”) dated December 17, 2021 and filed with the Securities and Exchange Commission on December 21, 2021.

This Amendment No. 2 is solely for the purpose of providing the financial statements and information required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of Uranium One Americas, Inc. (“U1A”).

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 2 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited and unaudited financial statements of U1A and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item. All disclosure under Item 2.01 in the Original Form 8-K is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited consolidated financial statements of U1A for the years ended December 31, 2020 and 2019, with the accompanying notes, are attached hereto as Exhibit 99.1.

The unaudited consolidated condensed interim financial statements of U1A for the three and nine months ended September 30, 2021 and 2020, with the accompanying notes, are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company and U1A as of and for the three months ended October 31, 2021 and for the year ended July 31, 2021, with the accompanying notes, are attached hereto as Exhibit 99.3.

(d)	Exhibits

Exhibit	Description

99.1	Audited annual consolidated financial statements of U1A for the years ended December 31, 2020 and 2019.
99.2	Unaudited consolidated condensed interim financial statements of U1A for the three and nine months ended September 30, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended October 31, 2021 and for the year ended July 31, 2021.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: March 4, 2022	By:	/s/ Amir Adnani
Amir Adnani, President and
Chief Executive Officer